UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2020
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, DXC Technology Company (the “Company”) and certain of its subsidiaries are party to an amended and restated credit agreement dated as of October 11, 2013 (as amended from time to time, the “Credit Agreement”). The Credit Agreement provides the Company with a $4.0 billion multi-currency revolving credit facility, $3.93 billion of the commitments thereunder maturing on January 15, 2025 and $70 million of the commitments thereunder maturing on January 15, 2024. A copy of the Credit Agreement, as amended, was filed as an exhibit to the Company’s 10-K filed with the Securities and Exchange Commission on June 12, 2019.

On April 1, 2020, the Company provided notice to the administrative agent under the Credit Agreement to borrow $2.5 billion under the Credit Agreement. Together with the $1.5 billion previously borrowed pursuant to the borrowing notice dated as of March 24, 2020 to eliminate the Company’s reliance on commercial paper markets, the Company will have borrowed the full $4.0 billion available under the Credit Agreement. The Company may repay amounts borrowed any time without penalty. Borrowings under the Credit Agreement will bear interest at a variable rate based on LIBOR or on a base rate, plus an individual margin based on DXC’s long-term debt rating.

The Company has elected to borrow the entire amount available under the Credit Agreement as a precautionary measure to increase its cash position and increase financial flexibility in light of continuing uncertainty in the global economy and financial capital markets resulting from the COVID-19 outbreak. The Company expects to use the proceeds from the borrowings under the Credit Agreement for working capital, general corporate purposes or other purposes permitted under the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	April 1, 2020	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer